UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                               __________________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 23, 2004

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       001-31256                52-2103926
(State or other jurisdiction     (Commission file number)     ( I.R.S. employer
     of incorporation)                                       identification no.)

     102 SOUTH WYNSTONE PARK DRIVE
       NORTH BARRINGTON, ILLINOIS                                  60010
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On November 23, 2004, Clark, Inc. (the "Company") issued a press release announcing that its board of directors has authorized the Company to expand its existing stock repurchase program to a total of $10 million of the Company's outstanding common stock, from the original authorized level of $5 million. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CLARK, INC.


Date:  November 30, 2004                     By:/s/ Jeffrey W. Lemajeur
                                                --------------------------------
                                                Jeffrey W. Lemajeur
                                                Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

  99.1       Press release dated November 23, 2004.